Exhibit 99.4

                                  SIMCLAR, INC.

                     INDEX TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

                                                                                     Page

1)  Unaudited Pro Forma Condensed Consolidated Financial Statements................... 2

2)  Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005..... 3

3)  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
    three month period ended March 31, 2005........................................... 5

4)  Unaudited Pro Forma Condensed Consolidated Statement of Operations for the
    year ended December 31, 2004...................................................... 6

5)  Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements.......... 7

                                  SIMCLAR, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to Simclar, Inc.'s acquisition of Simclar (North America), Inc. (the "Acquisition"). The unaudited pro forma condensed consolidated balance sheet gives effect to the Acquisition as if it had occurred on March 31, 2005. The unaudited pro forma condensed consolidated statements of operations for the periods ended March 31, 2005 and December 31, 2004 give effect to the Acquisition as if it had occurred on January 1, 2004. The unaudited pro forma condensed consolidated financial statements do not purport to represent what Simclar, Inc.'s financial position or results of operations would actually have been if the Acquisition had in fact occurred on such date or to project Simclar, Inc.'s financial position or results of operations as of any future date or for any future period.

These unaudited pro forma condensed consolidated financial statements and accompanying notes should be read in conjunction with the historical consolidated financial statements and the related notes thereto included in Simclar, Inc.'s 2004 Annual Report on Form 10-K and Simclar, Inc.'s Quarterly Report on Form 10-Q for the period ended March 31, 2005.

                                  SIMCLAR, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET

                                 MARCH 31, 2005
                             (Dollars in thousands)

                                                         Simclar                                              (1)
                                                         (North        Consolidation                       Pro Forma
                                       Simclar, Inc.   America), Inc.   Adjustments   Note    Historical  Adjustments    Pro Forma
                                       -------------   --------------   -----------   ----    ----------  -----------    ---------
ASSETS
Current assets:
 Cash and cash equivalents               $    462      $    217          $     --             $    679      $ --        $    679
 Accounts receivable, net of allowances     6,778           876                --                7,654        --           7,654
 Amounts receivable from major
   stockholder, net                         2,949            --            (2,949)     (2)          --        --              --
 Inventories, less allowances for
   obsolescence                            11,055           281                --               11,336        --          11,336
 Prepaid expenses and other current
   assets                                     338           149                --                  487        --             487
 Deferred income taxes                        795            --                --                  795        --             795
                                         --------      --------          --------             --------      ----        --------
      Total current assets                 22,377         1,523            (2,949)              20,951        --          20,951
                                         --------      --------          --------             --------      ----        --------
Property and equipment:
 Land and improvements                        548            --                --                  548        --             548
 Buildings and building improvements        1,251            --                --                1,251        --           1,251
 Machinery, computer and office equipment   9,055        15,991           (12,415)     (3)      12,631        --          12,631
 Tools and dies                               294            --                --                  294        --             294
 Leasehold improvements                       392         1,529            (1,292)     (3)         629        --             629
                                         --------      --------          --------             --------      ----        --------
Total property and equipment               11,540        17,520           (13,707)              15,353        --          15,353
 Less accumulated depreciation and
  amortization                              6,825        13,707           (13,707)     (3)       6,825        --           6,825
                                         --------      --------          --------             --------      ----        --------
 Net property and equipment                 4,715         3,813                --                8,528        --           8,528
Deferred expenses and other assets, net        20            --                --                   20        --              20
Goodwill                                    4,840            --                --                4,840        --           4,840
Intangible assets, net                         18            --                --                   18        --              18
                                         --------      --------          --------             --------      ----        --------
                                            4,878            --                --                4,878        --           4,878
                                         --------      --------          --------             --------      ----        --------
      TOTAL ASSETS                       $ 31,970      $  5,336          $ (2,949)            $ 34,357      $ --         $34,357
                                         ========      ========          ========             ========      ====        ========


                                                     Continued on following page


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

                                  SIMCLAR, INC.

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            BALANCE SHEET (Continued)

                                 MARCH 31, 2005
                             (Dollars in thousands)

                                                            Simclar                                              (1)
                                                             (North      Consolidation                        Pro Forma
                                          Simclar, Inc.  America), Inc.   Adjustments    Note    Historical  Adjustments  Pro Forma
                                          -------------  --------------   -----------    ----    ----------  -----------  ---------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Line of credit                             $ 3,500        $   --         $    --                 $ 3,500     $ --        $ 3,500
 Amounts due to major stockholder, net           --           654             921        (2)        1,575       --          1,575
 Accounts payable                             4,794           583              --                   5,377       --          5,377
 Accrued expenses                             1,181           229              --                   1,410       --          1,410
 Accrued income taxes                           276            --              --                     276       --            276
 Current portion of long-term debt            1,200            --              --                   1,200       --          1,200
    Total current liabilities                10,951         1,466             921                  13,338       --         13,338
                                            -------        ------         -------                 -------     ----        -------
Long-term debt                                3,900            --              --                   3,900       --          3,900
Amounts due to major stockholder, net            --         3,833          (3,833)       (2)           --       --             --
Deferred trade accounts payable               2,500            --              --                   2,500       --          2,500
Deferred income taxes                           206            --              --                     206       --            206
                                            -------        ------         -------                 -------     ----        -------
    Total liabilities                        17,557         5,299          (2,912)                 19,944       --         19,944
                                            -------        ------         -------                 -------     ----        -------
Stockholders`  equity:                       14,413            37             (37)       (2)       14,413       --         14,413
                                            -------        ------         -------                 -------     ----        -------
                                            $31,970        $5,336         $(2,949)                $34,357     $ --        $34,357
                                            =======        ======         =======                 =======     ====        =======

                                  SIMCLAR, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2005
                  (Dollars in thousands, except per share data)

                                                 Simclar
                                                 (North                                                (1)
                                                America),   Consolidation                          Pro Forma
                               Simclar, Inc.      Inc.       Adjustments     Note   Historical    Adjustments    Note   Pro Forma
                               -------------    ---------   --------------   ----   ----------    ------------   ----   ---------
Sales                          $      12,357    $   2,471   $          (46)   (4)   $   14,782    $         --          $  14,782
Cost of goods sold                    10,792        2,072              (46)   (4)       12,818                          $  12,818
                               -------------    ---------   --------------          ----------    ------------          ---------
  Gross Margin                         1,565          399               --               1,964              --              1,964
                                                                                                            --                 --
Selling, general and
 administrative expenses               1,018          348               --               1,366              --              1,366
                               -------------    ---------   --------------          ----------    ------------          ---------
  Income from operations                 547           51               --                 598              --                598

  Interest expense                        78           --               --                  78              --                 78
  Interest and other income              (11)          --               --                 (11)             --                (11)
                               -------------    ---------   --------------          ----------    ------------          ---------
  Income before income taxes             480           51               --                 531              --                531

Income tax provision                     187           --               --                 187              --    (5)         187
                               -------------    ---------   --------------          ----------    ------------          ---------
    Net income                 $         293    $      51   $           --          $      344    $         --          $     344
                               =============    =========   ==============          ==========    ============          =========
Earnings per share:
  Basic & diluted              $        0.05    $    0.01   $           --          $     0.05    $         --          $    0.05
                               =============    =========   ==============          ==========    ============          =========

                                  SIMCLAR, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                 (Dollars in thousands, except per share data)

                                                 Simclar
                                                 (North                                               (1)
                                                America),   Consolidation                          Pro Forma
                               Simclar, Inc.      Inc.       Adjustments     Note   Historical    Adjustments    Note   Pro Forma
                               -------------    ---------    ------------   ----   ----------    ------------   ----   ---------
Sales                          $      53,582    $   5,476    $       (473)   (4)   $   58,585    $         --          $  58,585
Cost of goods sold                    46,229        4,834            (473)   (4)       50,590              --             50,590
                               -------------    ---------    ------------          ----------    ------------          ---------
  Gross Margin                         7,353          642              --               7,995              --              7,995

Selling, general and
 administrative expenses               3,751        1,453              --               5,204              --              5,204
Restructuring charges                     --          241              --                 241              --                241
                               -------------    ---------    ------------          ----------    ------------          ---------
  Total operating expenses             3,751        1,694              --               5,445              --              5,445

                               -------------    ---------    ------------          ----------    ------------          ---------
  Income from operations               3,602       (1,052)             --               2,550              --              2,550

  Interest expense                       213           --              --                 213              --                213
  Interest and other income              (47)          --              --                 (47)             --                (47)
                               -------------    ---------    ------------          ----------    ------------          ---------

  Income before income taxes           3,436       (1,052)             --               2,384              --              2,384

Income tax provision                   1,094           --              --               1,094                    (6)       1,094
                               -------------    ---------    ------------          ----------    ------------          ---------

    Net income                 $       2,342    $  (1,052)   $         --          $    1,290    $         --          $   1,290
                               =============    =========    ============          ==========    ============          =========
Earnings per share:
  Basic & diluted              $        0.36    $   (0.16)   $         --          $     0.20    $         --          $    0.20
                               =============    =========    ============          ==========    ============          =========

                                  SIMCLAR, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(1) Synergies arising from the acquisition are not anticipated to be significant in the short-term. The main benefit to Simclar, Inc. of this acquisition is to expand product offerings in the Northeast and Midwest for fabricated sheet metal and higher level assemblies, and not to reduce total costs of the combined business.

(2) To adjust the amount due to/from Simclar Group Limited to reflect the purchase price of $37,000, and to reclassify the net balance as a current liability.

(3) To eliminate the accumulated depreciation on Simclar (North America), Inc.'s property, plant and equipment at the time of acquisition and to re-state the cost of such property, plant and equipment at the acquired net book value.

(4) To eliminate intercompany sales between Simclar (North America), Inc. and Simclar, Inc.

(5) Simclar (North America), Inc. generated income before income taxes in the three months ended March 31, 2005, however did not record a tax charge in that period due to the utilization of net operating losses carried forward.

(6) Simclar (North America), Inc. generated a loss before income taxes in the year ended December 31, 2004. On a combined basis, Simclar, Inc. is unable to utilize net operating losses carried forward by Simclar (North America), Inc. and therefore no pro forma adjustment has been recorded in respect of this, resulting in a higher effective tax rate during this period of losses before income taxes.


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